TANAKA GROWTH FUND

                                    R SHARES

                                   PROSPECTUS

                                JANUARY 31, 2000

INVESTMENT OBJECTIVE:
Growth of capital

230 Park Avenue, Suite 960
New York, New York  10169
877-4-TANAKA

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

10262 02/17/2000

TABLE OF CONTENTS

                                                                            PAGE

ABOUT THE FUND.................................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................3

HOW TO BUY SHARES..............................................................4

HOW TO REDEEM SHARES...........................................................6

DETERMINATION OF NET ASSET VALUE...............................................7

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................8

MANAGEMENT OF THE FUND.........................................................8

FINANCIAL HIGHLIGHTS...........................................................9

FOR MORE INFORMATION..................................................BACK COVER

ABOUT THE FUND

INVESTMENT OBJECTIVE

      The investment objective of the TANAKA Growth Fund is growth of capital.

PRINCIPAL STRATEGIES

         The Fund invests primarily in common stocks and other equity securities of small, medium and large capitalization companies. The Fund will invest primarily in domestic securities, but it may also invest up to 45% of its net assets, measured at the time of investment, in foreign securities, including multinational and emerging market securities. The Fund is a non-diversified fund, which means that the Fund may take larger positions in a small number of companies than a diversified fund.

         The Fund's investments in equity securities will generally consist of issues which the Fund's advisor believes have capital growth potential due to factors such as:

o    rapid growth in demand in existing markets;
o    expansion into new markets;
o    new product introductions;
o    reduced competitive pressures;
o    cost reduction programs;
o    changes in management; and
o other fundamental changes which may result in improved earnings growth or increased asset values.

         The Fund's advisor relies on research, management meetings and industry contacts to identify:

o companies with above-average long-term earnings growth potential that could exceed market expectations;
o industries that are positioned to participate in strong demographic, societal or economic trends; and
o companies within those industries that have a particular competitive advantage or niche.

         The Fund may sell a security when:
o    the fundamentals of the company decline;
o    the security reaches a target price or price-to-earnings ratio; or
o the Fund's advisor determines to reallocate assets to a security with superior capital growth potential.

         While it is anticipated that the Fund will diversify its investments across a range of industry sectors, certain sectors are likely to be overweighted compared to others because the Fund's advisor seeks the best investment opportunities regardless of sector. The Fund may, for example, be overweighted at times in the telecommunications, technology and pharmaceutical/health care sectors. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

PRINCIPAL RISKS OF INVESTING IN THE FUND

MANAGEMENT RISK. The advisor's growth-oriented approach may fail to produce the intended results.

SMALLER COMPANY RISK. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:

o The earnings and prospects of smaller companies are more volatile than larger companies.
o Smaller companies may experience higher failure rates than do larger companies.
o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.
o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets and could cause the Fund's share price to fall.

FOREIGN RISK. To the extent the Fund invests in foreign securities, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

     Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

     In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

NON-DIVERSIFICATION RISK. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund. SECTOR RISK. If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the telecommunications sector, the technology sector or the pharmaceutical/health care sector, it will be affected by developments affecting the applicable sector. All three sectors are subject to changing government regulations that may limit profits and restrict services offered. Companies in these sectors also may be significantly affected by intense competition, and their products may be subject to rapid obsolescence.

VOLATILITY RISK. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

ADDITIONAL RISKS.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

The Fund may be suitable for:

o Long-term investors seeking a fund with a growth investment strategy; o Investors who can tolerate the greater risks associated with common stock investments;
o Investors willing to accept the greater market price fluctuations of smaller companies;
o Investors who can tolerate the increased risks of foreign and emerging market securities; or
o Investors who can tolerate the increased risks and price fluctuations associated with a non-diversified fund.

GENERAL

      The investment objective of the Fund may be changed without shareholder approval.

      From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments or repurchase agreements. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

HOW THE FUND HAS PERFORMED

         The bar chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows the Fund's performance for 1999, and the best and worst quarters for that year follow the bar chart. The table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. As with all mutual funds, past results are not an indication of future performance.

                                1999      57.9%



      During the period shown, the highest return for a quarter was 51.1% (Q4, 1999); and the lowest return was -1.7% (Q1, 1999).

AVERAGE ANNUAL TOTAL RETURNS (through December 31, 1999):

                            One Year Since Inception1

The Fund 57.9%                              59.9%
S&P 500 Index                               21.1%                      20.7%
Russell 2000 Index                          21.3%                      24.2%

      1December 30, 1998

                   FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee..............................................................NONE
Exchange Fee................................................................NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees............................................................1.00%
Distribution (12b-1) Fees (A)..............................................0.25%
Other Expenses (B) .......................................................12.64%
Total Annual Fund Operating Expenses (B) .................................13.89%
Expense Reimbursement (B) (C).............................................12.14%
Net Expenses (After Expense Reimbursement) ................................1.75%

(A)  Long-term  shareholders  may pay more than the economic  equivalent  of the
     maximum   front-end  sales  charge  permitted  by  rules  of  the  National
     Association of Securities Dealers, Inc.

(B) These percentage amounts reflect an average Fund size of $668,868.

(C) The Fund's advisor has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses) to an annual rate of 1.75% of the average net assets of the Fund attributable to the Class R shares until April 1, 2001.

Example:

         The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs1 will be:

             1 YEAR           3 YEARS           5 YEARS           10 YEARS
             ------           --------          -------           --------
              $179             $2,982            $5,291            $9,437

1 Your actual expenses may be different because expenses are a function of Fund size. These costs assume an average Fund size of $668,868 for each of the next ten years.

                                HOW TO BUY SHARES

         The purchase of Class R shares is only available to the following persons:

o Current shareholders in Class R, or the spouse, siblings, children, grandchildren, parents, or grandparents of any such person or any such person's spouse (collectively "relatives");

o    Investment advisory clients of the Fund's advisor and their relatives;

o Officers and trustees of the Fund, officers, directors and employees of the Fund's advisor and their relatives, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative;

o Shares purchased on behalf of wrap fee client accounts by broker-dealers that have sales agreements with the distributor of the Fund;

o Registered representatives employed by broker-dealers that have sales agreements with the distributor of the Fund, and their spouses and children (or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person); and

o    Shares  purchased  on behalf of clients of financial  planners,  registered
     investment   advisors,   bank  trust   departments   and  other   financial
     intermediaries with service agreements with the distributor of the Fund.

         The minimum initial investment in the Fund is $1,000 and minimum subsequent investments are $500. The Fund may waive the minimum under certain circumstances.

INITIAL PURCHASE

         BY MAIL - To be in proper form, your initial purchase request must include: o a completed and signed investment application form (which accompanies this Prospectus); and o a check (subject to the minimum amounts) made payable to the Fund.

Mail the application and check to:

U.S. Mail:                                  Overnight:
        TANAKA Funds, Inc                       TANAKA Funds, Inc.
        c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
        P.O. Box 6110                           431 North Pennsylvania Street
        Indianapolis, Indiana  46206-6110       Indianapolis, Indiana  46204

         BY WIRE - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at 877-4-TANAKA to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A.
         ABA #0420-0001-3
         Attn: TANAKA Funds, Inc.:  TANAKA Growth Fund
         Account Name _________________(write in shareholder name)
         For the Account # ______________(write in shareholder account number) D.D.A.#488922451

         You must also mail a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds.

THROUGH FINANCIAL INSTITUTIONS- You may purchase and redeem shares of the Fund through brokers and other financial institutions that have entered into sales agreements with AmeriPrime. These institutions may charge a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. The Fund is not responsible for the failure of any institution to promptly forward these requests.

         If you purchase shares through a broker-dealer or financial institution, your purchase will be subject to its procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. You should acquaint yourself with the institution's procedures and read this Prospectus in conjunction with any materials and information provided by the institution. If you purchase Fund shares in this manner, you may or may not be the shareholder of record and, subject to your institution's and the Fund's procedures, may have Fund shares transferred into your name. There is typically a one to five day settlement period for purchases and redemptions through broker-dealers.

ADDITIONAL INVESTMENTS

         You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

      -your name                   -the name of your account(s)
      -your account number(s)      -a check made payable to TANAKA Funds, Inc.

Checks should be sent to the TANAKA Funds, Inc., c/o Unified Fund Services at the address listed above. A bank wire should be sent as outlined above.

DESCRIPTION OF CLASSES

         The Fund  currently  is  authorized  to offer three  classes of shares:
Class A, Class B and Class R shares. Each Class is subject to different expenses and a different sales charge structure.

         When purchasing shares, please specify that you are purchasing Class R shares. The differing expenses applicable to the different Classes of the Fund's shares may affect the performance of those Classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one Class than another.

DISTRIBUTION PLAN

         The Fund has adopted a plan under Rule 12b-1 that allows Class R of the Fund to pay distribution fees for the sale and distribution of its shares and allows the Class to pay for services provided to shareholders. Class R shares pay annual 12b-1 expenses of 0.25%. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

AUTOMATIC INVESTMENT PLAN

         You  may  make  regular  investments  in the  Fund  with  an  Automatic
Investment Plan by completing the appropriate section of the account application, obtainable from the transfer agent. Investments may be made monthly or quarterly. You may terminate the automatic investment or change the amount of your monthly purchase at any time by written notification to the Transfer Agent.

TAX SHELTERED RETIREMENT PLANS

         Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION

         The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

         You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

     BY MAIL - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

                        TANAKA Funds, Inc.
                        c/o Unified Fund Services, Inc.
                        P.O. Box 6110
                        Indianapolis, Indiana  46206-6110

         Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

         BY TELEPHONE - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at 877-4-TANAKA. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

         BY WIRE- If you have elected wire redemption privileges, the Fund will, upon request, transmit the proceeds of any redemption greater than $10,000 by Federal Funds wire to a bank account designated on your Account Application. Presently there is no charge for wire redemptions; however, the Fund reserves the right to charge for this service. Any charge for wire redemptions will be deducted from your Fund account by redemption of shares. If you wish to request bank wire redemptions by telephone, you must also elect telephone redemption privileges.

         ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at 877-4-TANAKA. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 60 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 60-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                        DETERMINATION OF NET ASSET VALUE

         The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

         The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Fund's board of trustees.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         DIVIDENDS AND DISTRIBUTIONS. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

         TAXES. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a long-term capital gains distribution.

         Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND

     Tanaka Capital Management, Inc., 230 Park Avenue, Suite 960, New York, New York 10169, serves as investment advisor to the Fund. Tanaka Capital Management, Inc. has been providing portfolio management services since its founding, in 1986, by Graham Y. Tanaka. In addition to the assets of the Fund, the investment advisor and its affiliates manage other assets of approximately $200 million.

         Graham Y. Tanaka has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in December 1998. Mr. Tanaka has approximately 12 years of experience managing a mutual fund portfolio, and has approximately 18 years of experience managing investment portfolios for private clients. From 1973 until 1978, Mr. Tanaka was a research analyst at Morgan Guaranty Trust. He then worked at Fiduciary Trust Company of New York as Vice President from 1978-1980. Prior to launching Tanaka Capital, Mr. Tanaka served as Chairman at Milbank Tanaka & Associates from 1980 to 1986. He is a member of The Electronic Analyst Group and also a member of the Healthcare Analyst Association. Mr. Tanaka currently serves on the boards of TransAct Technologies, Inc. and Tridex Corporation. He is a 1971 graduate of Brown University (BS, BA), a 1973 graduate of Stanford University (MBA) and a Chartered Financial Analyst (CFA).

         During the fiscal period from December 30, 1998 to November 30, 1999, the Fund paid the advisor a fee equal to 1.00% of its average daily net assets. The advisor may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                              FINANCIAL HIGHLIGHTS

         The following condensed supplementary financial information for the period December 30, 1998 (commencement of operations) to November 30, 1999 is derived from the audited financial statements of the Fund. The financial statements of the Fund have been audited by McCurdy & Associates CPA's, Inc., independent public accountants, and are included in the Fund's Annual Report. The Annual Report contains additional performance information and is available upon request and without charge.

Tanaka Growth Fund - Class R

SELECTED PER SHARE DATA

Net asset value, beginning of period                             $ 10.00
                                                           ---------------
Income from investment operations
   Net investment income                                           (0.08)
   Net realized and unrealized gain (loss)                          3.13
                                                           ---------------
                                                           ---------------
Total from investment operations                                    3.05
                                                           ---------------

Net asset value, end of period                                   $ 13.05
                                                           ===============

TOTAL RETURN (b)                                                  30.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000)                                  $1,495
Ratio of expenses to average net assets                            1.75%  (a)
Ratio of expenses to average net assets
   before reimbursement                                           13.89%  (a)
Ratio of net investment income (loss) to
   average net assets                                            (0.80)%  (a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                      (12.94)%  (a)
Portfolio turnover rate                                           53.45%  (a)

(a)  Annualized

(b)  For periods of less than a full year, total returns are not annualized.

                              FOR MORE INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

         Call the Funds at 877-4-TANAKA to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

         You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act #811-9096

STICKER

         The following should be read in conjunction with the section titled "How to Invest in the Fund" on page __ of the Prospectus. Class R shares of the TANAKA Growth Fund are available for purchase to all investors whose investment is received no later than April 17, 2000. For more information, please call TANAKA Capital directly at (212) 490-3380 or the Transfer Agent at 877-4-TANAKA.